Supplement, dated September 4, 2003, to the Class I Prospectus, dated May 1, 2003, of
               Seligman Income and Growth Fund, Inc. (the "Fund")

      Effective September 4, 2003, the following information supersedes and replaces the information set forth in the first two paragraphs of the second column on page 6 of the Fund's Class I Prospectus under the caption "Management
- Portfolio Management."

      The Fund is co-managed by Seligman's Core Equity Group, headed by Paul C. Guidone, CFA, and the investment grade team of Seligman's Fixed Income Team, headed by Christopher J. Mahony.

      Mr. Guidone is the Portfolio Manager of the Fund. Mr. Guidone is also the Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation, as well as Seligman Common Stock Portfolio and Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. In addition, Mr. Guidone is a Managing Director and Chief Investment Officer of Seligman and a member of its Management Committee. Mr. Guidone joined Seligman as Chief Investment Officer and Managing Director in April 2001. Prior to joining Seligman, he was Deputy Chairman and Group Chief Executive Officer of HSBC Asset Management, an investment subsidiary of HSBC Holdings plc.

EQIN1S2-9/03